U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: January 31, 2000



                              INTERGOLD CORPORATION
        (Exact name of small business issuer as specified in its charter)

                                     NEVADA
              (State or other Jurisdiction as Specified in Charter



        00-25455                                         88-0365453
(Commision file number)                     (I.R.S. Employer Identification No.)



                    5000 Birch Street, West Tower, Suite 4000
                         Newport Beach, California 92660
                    (Address of Principal Executive Offices)

                                 (949) 476-3611
                           (Issuer's telephone number)

Items 1 through 4, 6 and 8 not applicable.

Item 5. Other Events

     Reference is made to the press release issued to the public by Registrant on January 26, 2000, the text of which is attached hereto as Exhibit 99.7, for a description of the events reported pursuant to this Form 8-K.

Item 7. Financial Statements and Exhibits.

     Financial Statements of Businesses Acquired.

          Not Applicable.

     Pro Forma Financial Information.

          Not Applicable.

     Exhibits.

     99.7 Press Release dated January 26, 2000.








                                   SIGNATURES

     In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                              INTERGOLD CORPORATION


                                              By: /s/ Gary Powers
                                              -------------------
                                              Gary Powers, President


                                              By: /s/ Grant Atkins
                                              --------------------
                                              Grant Atkins, Secretary